    As filed with the Securities and Exchange Commission on February 11, 1998

                           Registration No. 333-42483

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    PRE-EFFECTIVE AMENDMENT NO. 2 TO FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         HOME LOAN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                               6036                     31-1578552
---------------------------------    ----------------------------    ----------------------
  (State or other jurisdiction       (Primary Standard Industrial      (I.R.S. employer
of incorporation or organization)     Classification Code Number)    identification number)

                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444
          -------------------------------------------------------------
          (Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

                               ROBERT C. HAMILTON
                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444
            ---------------------------------------------------------
            (Name, address, including Zip Code, and telephone number,
                   including area code, of agent for service)

                                 With copies to:
                                 Terri R. Abare
                                 Rick J. Landrum
                         Vorys, Sater, Seymour and Pease
                       Atrium Two, 221 East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 723-4000

         Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the Registration Statement becomes effective.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, check the following box: [X]

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
Title of each class                                    Proposed maximum           Proposed maximum
of securities to be         Amount to be               offering price             aggregate offering         Amount of
registered                  registered                 per share                  price(1)                   registration fee
-----------------------------------------------------------------------------------------------------------------------------
Common shares,
without par value           2,248,250                  $10.00                     $22,482,500                $6,633
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

         (A) EXHIBITS:

             The exhibits filed as a part of this Registration Statement are as follows:

                  23.2 Consent of Keller & Co., Inc.

                  99.7 Opinion of Keller & Co., Inc., concerning the value of subscription rights for tax purposes

         (B) FINANCIAL STATEMENT SCHEDULES:

             No financial statement schedules are filed because the required information is not applicable or is included in the consolidated financial statements or related notes.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, duly authorized to do so, in the City of Coshocton, State of Ohio, on February 10, 1998.

                                                HOME LOAN FINANCIAL CORPORATION

                                                By: Robert C. Hamilton
                                                     its President

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 has been signed below by the following persons in the capacities and as of the dates indicated.

           SIGNATURE                                TITLE                                        DATE
           ---------                                -----                                        ----
*   Neal J. Caldwell                         Director                                        February 10, 1998


*  Charles H. Durmis                         Director                                        February 10, 1998


   Robert C. Hamilton                        Director, Chairman and President                February 10, 1998


*  Robert D. Mauch                           Director                                        February 10, 1998


*  Douglas L. Randles                        Director                                        February 10, 1998


*  Preston W. Bair                           Treasurer, Secretary, Principal Financial       February 10, 1998
                                             Officer and Principal Accounting Officer

*  By Power of Attorney

Robert C. Hamilton, Attorney-in-fact

                                                      Registration No. 333-42483

                         HOME LOAN FINANCIAL CORPORATION
                        PRE-EFFECTIVE AMENDMENT NO. 2 TO
                       REGISTRATION STATEMENT ON FORM S-1

                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER               DESCRIPTION
  ------               -----------

  23.2        Consent of Keller & Co., Inc.

  99.7 Opinion of Keller & Co., Inc., concerning the value of subscription rights for tax purposes